EXHIBIT 10.1

                                    AGREEMENT

         This Agreement (the "Agreement") dated as of February 14, 2001 is entered into among AVIATION SALES DISTRIBUTION SERVICES COMPANY, a Delaware corporation ("Distribution"), AEROCELL STRUCTURES, INC., an Arkansas corporation ("Aerocell"), WHITEHALL CORPORATION, a Delaware corporation ("Whitehall"), TRIAD INTERNATIONAL MAINTENANCE CORPORATION, a Delaware corporation ("TIMCO"), CARIBE AVIATION, INC., a Florida corporation ("Caribe"), AIRCRAFT INTERIOR DESIGN, INC., a Florida corporation ("Design"), AVIATION SALES LEASING COMPANY, a Delaware corporation ("Leasing"), TIMCO ENGINE CENTER, INC., a Delaware corporation ("TIMCO Engine"), AVIATION SALES COMPANY, a Delaware corporation ("Parent"), AVIATION SALES MAINTENANCE, REPAIR & OVERHAUL COMPANY, a Delaware corporation ("MR&O"), AVIATION SALES PROPERTY MANAGEMENT CORP., a Delaware corporation ("Property"), AVIATION SALES FINANCE COMPANY, a Delaware corporation ("Finance"), AVIATION SALES SPS I, INC., a Delaware corporation ("SPSI"), HYDROSCIENCE, INC., a Texas corporation ("Hydro"), AERO HUSHKIT CORPORATION, a Delaware corporation ("Hushkit"), AVSRE, L.P., a limited partnership organized under the laws of Delaware ("AVSRE"), AVS/M-1, INC.., a Delaware corporation ("AVSM1"), AVS/M-2, INC., a Delaware corporation ("AVSM2"), AVS/M-3, INC., an Arizona corporation ("AVSM3"), TIMCO ENGINEERED SYSTEMS, INC., a Delaware corporation ("TIMCO Engineered") (Distribution, Aerocell, Whitehall, TIMCO, Caribe, Design, Leasing, TIMCO Engine, Parent, MR&O, Property, Finance, SPSI, Hydro, Hushkit, and AVSRE being hereinafter referred to, collectively, as "Loan Parties" and, individually, as a "Loan Party"), and BANK OF AMERICA, N.A., as "Lender" (as defined in the Term Note referenced and defined below) ("Lender"). Capitalized terms not otherwise defined herein are used as defined in the Credit Agreement described below.

                             PRELIMINARY STATEMENT:

         WHEREAS, Lender has extended to certain of the Loan Parties (namely, Distribution, Aerocell, Whitehall, TIMCO, Caribe, Design, Leasing, TIMCO Engine, AVSM2 and AVSM3 (hereinafter referred to collectively as the "Borrowers")) a term loan in the principal amount of $10,000,000 pursuant to the terms of that certain Term Loan Note of even date herewith executed by the Borrowers and payable to the order of Lender (the "Term Note"); and

         WHEREAS, the indebtedness evidenced by the Term Note has been guaranteed by certain other of the Loan Parties (namely, Parent, MR&O, Property, Finance, SPSI, Hydro, Hushkit, AVSRE, AVSM1 and TIMCO Engineered (hereinafter referred to collectively as the "Guarantors")), pursuant to the terms of that certain Guaranty of even date herewith executed by the Guarantors in favor of Lender (the "Guaranty"); and

         WHEREAS, Lender has required, as a condition to the extension of credit evidenced by the Term Note, that the Loan Parties make certain covenants and representations to Lender as more particularly stated in this Agreement.

         NOW, THEREFORE, the parties hereto hereby agree as follows:

         SECTION 1. Representations and Warranties; Covenants. The Loan Parties hereby represent and warrant as follows:

                  1.1 Binding Obligations. This Agreement, the Term Note, the Guaranty and the documents evidencing and securing its obligations evidenced by the Term Note and the Guaranty (collectively "Loan Documents") as previously executed and delivered and as amended hereby constitute legal, valid and binding obligations of the Loan Parties and are enforceable against the Loan Parties in accordance with their terms.

                  1.2 Representations and Warranties of Loan Parties. The representations and warranties of the Loan Parties contained in the Loan Documents, and all certificates and other documents delivered to the Lender pursuant to the terms thereof, do not contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements contained herein or therein, in light of the circumstances under which they were made, not misleading. No Loan Party has intentionally withheld any fact from the Lender in regard to any matter which will, or is reasonably likely to, result in a "Material Adverse Effect" as defined in that certain Fourth Amended and Restated Credit Agreement dated as of May 31, 2000, as amended, by and among Aviation Sales Company ("AVS"), certain subsidiaries of AVS, as Co-Borrowers, the lenders party thereto, and Citicorp USA, Inc., as Agent (the "Credit Agreement").

                  1.3 Future Pledges of Equity Securities, Other Collateral Documents.

                      (i) Each Loan Party shall execute and deliver to the Lender concurrently with the issuance of any equity securities to such Loan Party in connection with any investment made by the Loan Party, or formation or acquisition of a Subsidiary of the Loan Party, a pledge of (A) all of the equity securities issued to or acquired by such Loan Party, if the person formed, acquired or in which an investment is made is not domiciled outside of the United States of America and its states, districts or possessions, and (B) 65% of the equity securities of any such person domiciled outside of the United States of America and its states, districts or possessions.

                      (ii) Each Loan Party shall execute and deliver to the Lender an aircraft mortgage and security agreement concurrently with its acquisition of any aircraft or aircraft engines registered with the Federal Aviation Administration.

                      (iii) Each Loan Party shall execute and deliver to the Lender such other security agreements, pledges, mortgages, assignments or any other documents or instruments reasonably requested by the Lender with respect to other property and interests in property of such Loan Party not otherwise covered by the documents delivered to or for the benefit of the Lender as of the date hereof or with respect to other property and interests in property of such Loan Party acquired after the date hereof.

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

         Delivery of such instruments required by this Section 1.3 to Citicorp USA, Inc., as Agent for the benefit of Lender, the Lenders party to the Credit Agreement and the Supplemental Term Loan Note Holders will constitute compliance with this section.

                  1.4 Further Assurances. Each Loan Party agrees that from time to time, at the expense of such Loan Party, such Loan Party will promptly execute and deliver all further instruments and documents, and take all further action which may be necessary or desirable in the opinion of the Lender or its counsel, or that the Lender may reasonably request, in order to perfect and protect any security interest granted or purported to be granted for the benefit of the Lender by the Loan Parties, and enable the Lender to exercise and enforce its rights and remedies with respect to any collateral. Without limiting the generality of the foregoing, each Loan Party shall execute such further instruments and documents as may be reasonably requested by the Lender in connection with any lien granted by the Loan Parties with respect to real property or interests in real property.

                  1.5 Solvency. After giving effect to this Agreement, the loan to be made pursuant to the Term Note, and the disbursement of the proceeds of such loan, each Loan Party is Solvent (as such term is defined in the Credit Agreement).

                  1.6 Authority.

                      (i) The execution, delivery, performance and filing or recording, as the case may be, of each of the agreements or documents which are required to be executed, filed or recorded by or on behalf of the Loan Parties in connection with or as required by the Term Note on or prior to the date hereof and to which any Loan Party is party and the consummation of the transactions contemplated thereby are within such person's, as applicable, corporate powers, have been duly authorized by all necessary corporate action and such authorization has not been rescinded. No other corporate action or proceedings on the part of any Loan Party are necessary to consummate such transactions.

                      (ii) Each of the Term Note, the Guaranty and the Loan Documents to which any Loan Party is a party (A) has been duly executed, delivered, filed or recorded, as the case may be, on behalf of such person, as applicable, (B) where applicable, creates valid and perfected liens in the Collateral covered thereby (except for Customary Permitted Liens (as defined in the Credit Agreement) which might be senior to the liens granted under such documents) securing the payment of all of the obligations purported to be secured thereby, (C) constitutes such person's, as applicable, legal, valid and binding obligation, enforceable against such person, as applicable, in accordance with its terms, and (D) is in full force and effect. All filings and recordings and other actions which are necessary or desirable to perfect and protect the liens granted pursuant to the Collateral Documents and preserve their required priority have been duly taken, and no Event of Default (as defined in the Term Note) or breach of any covenant by any such party exists thereunder.

                  1.7 Inspection of Property, Books and Records, Discussions.

                      (i) Each Loan Party shall permit any authorized representative(s) designated by the Lender to visit and inspect, whether by access to such Loan Party's MIS or otherwise, any of


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

such Loan Party's property, to examine, audit, check and make copies of such Loan Party's financial and accounting records, books, journals, orders, receipts and any correspondence (other than privileged correspondence with legal counsel) and other data relating to their respective businesses or the transactions contemplated hereby or referenced herein (including, without limitation, in connection with environmental compliance, hazard or liability), and to discuss their affairs, finances and accounts with their management personnel and independent certified public accountants, all upon reasonable written notice and at such reasonable times during normal business hours, as often as may be reasonably requested. If an Event of Default has occurred and is continuing and the obligations have been accelerated pursuant to the Term Note, each Loan Party, upon the Lender's request in connection with efforts to enforce the rights and remedies of the Lender under the Term Note and the documents securing the Term Note, shall turn over copies of any such records requested by the Lender to the Lender or its representatives.

                      (ii) All information obtained by Lender hereunder or otherwise in connection with the loan evidenced by the Term Note except information which (a) is or becomes generally available to the public; (b) is or becomes available to Lender or its Representatives (as defined below) from a source other than Parent and its subsidiaries or its Representatives, provided such source is not known by Lender or its Representatives to be bound by a confidentiality agreement with Parent and its subsidiaries or is not otherwise prohibited from transmitting the information by a contractual, legal or fiduciary obligation; or (c) is disclosed on the order of any court of competent jurisdiction, shall be deemed "Confidential Information".

         Unless otherwise agreed to in writing by Parent, Lender agrees (a) except as required by law, to keep all Confidential Information confidential and not to disclose or reveal any Confidential Information to any person other than those employed by Lender or acting on its behalf who are actively and directly participating in matters related to the Term Note or who otherwise need to know the Confidential Information (including, without limitation, accountants, attorneys, or advisors) ("Representatives") and (b) not to use Confidential Information for any purposes other than in connection with the Term Note. Lender shall inform its Representatives of the existence and terms of this Agreement and shall take all such steps as are used by Lender in protecting its own confidential information to assure adherence to this Agreement by its Representatives, who shall be considered agents of Lender for all purposes of this Agreement. In the event that Lender is requested pursuant to, or required by, applicable law or regulation or by legal process to disclose any Confidential Information, Lender agrees that it will provide Parent with prompt notice of such request(s) to enable Parent to seek an appropriate protective order and/or waive compliance by it with the provisions of this Agreement.

         SECTION 2. Execution in Counterparts. This Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute but one and the same instrument. Delivery of an executed counterpart of this Agreement by telecopier shall be effective as delivery of a manually executed counterpart of this Agreement.

         SECTION 3. Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Texas.

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

         SECTION 4. Headings. Section headings in this Agreement are included herein for convenience of reference only and shall not constitute a part of this Agreement for any other purpose.

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective officers thereunto duly authorized as of the date first above written.


AVIATION SALES DISTRIBUTION
SERVICES COMPANY                         AEROCELL STRUCTURES, INC.

By: /s/ BENITO QUEVEDO                   By: /s/ BENITO QUEVEDO
   -----------------------------------      --------------------------------
   Benito Quevedo, President                Benito Quevedo, Vice President


TRIAD INTERNATIONAL
MAINTENANCE CORPORATION                  WHITEHALL CORPORATION

By: /s/ BENITO QUEVEDO                   By: /s/ BENITO QUEVEDO
   -----------------------------------      --------------------------------
   Benito Quevedo, Vice President           Benito Quevedo, Vice President


AIRCRAFT INTERIOR DESIGN, INC.           CARIBE AVIATION, INC.

By: /s/ BENITO QUEVEDO                   By: /s/ BENITO QUEVEDO
   -----------------------------------      --------------------------------
   Benito Quevedo, Vice President           Benito Quevedo, President


AVIATION SALES COMPANY                   AVIATION SALES LEASING COMPANY

By: /s/ BENITO QUEVEDO                   By: /s/ BENITO QUEVEDO
   -----------------------------------      --------------------------------
   Benito Quevedo, President                Benito Quevedo, Vice President


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

TIMCO ENGINE CENTER, INC.                AVIATION SALES MAINTENANCE,
                                         REPAIR & OVERHAUL COMPANY

By: /s/ BENITO QUEVEDO                   By: /s/ BENITO QUEVEDO
   -----------------------------------      --------------------------------
   Benito Quevedo, Vice President           Benito Quevedo, President


AVIATION SALES PROPERTY
MANAGEMENT CORP.                         AVIATION SALES FINANCE COMPANY

By: /s/ BENITO QUEVEDO                   By: /s/ BENITO QUEVEDO
   -----------------------------------      --------------------------------
   Benito Quevedo, Vice President           Benito Quevedo, Vice President


AVS/M-1, INC                             AVIATION SALES SPS I, INC.

By: /s/ BENITO QUEVEDO                   By: /s/ BENITO QUEVEDO
   -----------------------------------      --------------------------------
   Benito Quevedo, Vice President           Benito Quevedo, Vice President


AVS/M-2, INC                             AERO HUSHKIT CORPORATION

By: /s/ BENITO QUEVEDO                   By: /s/ BENITO QUEVEDO
   -----------------------------------      --------------------------------
   Benito Quevedo, Vice President           Benito Quevedo, Vice President


AVS/M-3, INC                             TIMCO ENGINEERED SYSTEMS, INC.

By: /s/ BENITO QUEVEDO                   By: /s/ BENITO QUEVEDO
   -----------------------------------      --------------------------------
   Benito Quevedo, Vice President           Benito Quevedo, Vice President


HYDROSCIENCE, INC.                       AVSRE, L.P.
                                         By Aviation Sales Property Management
                                            Corp., as general partner

By: /s/ BENITO QUEVEDO                   By: /s/ BENITO QUEVEDO
   -----------------------------------      --------------------------------
   Benito Quevedo, Vice President           Benito Quevedo, Vice President

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


                                        LENDER:
                                        BANK OF AMERICA, N.A.


                                        By: /s/ SAMANTHA KENNEDY
                                           -------------------------------------
                                           Samantha Kennedy
                                           Vice President

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